SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  December 16, 1996


                          LANDMARK INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

                                                      NEVADA
  (State or other jurisdiction of incorporation)


         0-26578                                                     33-0662114
(Commission File Number)                      (IRS Employer Identification No.)

1720 East Garry, Suite 201, Santa Ana, California                     92705
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code:  (714) 475-4500








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Item 3.           Bankruptcy or Receivership

         The Registrant's subsidiary, STM Communications, Inc. ("STM") filed for protection under Chapter 11 of the Federal Bankruptcy Code on December 16, 1996 in the U.S. Bankruptcy Court, Central District of California, case no.
SA 96-24979LR.




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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:     January 31, 1997                        LANDMARK INTERNATIONAL, INC.



                                                  By: William J. Kettle
                                                         President


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